--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K
                          ---------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 1998

                       EOP OPERATING LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in Its Charter)

                          ---------------------------

                                    DELAWARE
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

                           TWO NORTH RIVERSIDE PLAZA
                         SUITE 2200, CHICAGO, ILLINOIS
                    (Address of Principal Executive Offices)

                                    1-13625
                            (Commission File Number)

                                   36-4156801
                       (IRS Employer Identification No.)

                                     60606
                                   (Zip Code)

                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Pro Forma Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EOP OPERATING LIMITED PARTNERSHIP

Date: September 3, 1998                                                 By: /s/ STANLEY M. STEVENS
                                                           ----------------------------------------------------
                                                                            Stanley M. Stevens
                                                                        Executive Vice President,
                                                                    Chief Legal Counsel and Secretary

                       EOP OPERATING LIMITED PARTNERSHIP

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
              AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

     Capitalized terms used herein are as defined in the Company's Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 1997 and the Company's Form 10-Q for the six months ended June 30, 1998.

     The accompanying unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1998 reflects the following transactions which all occurred or are expected to occur subsequent to June 30, 1998: (a) the acquisition or probable acquisition of 13 office properties; (b) the purchase of a mortgage receivable for $245.0 million; and (c) the $50.0 million investment in preferred shares of Capital Trust.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 reflects the following transactions as if they had occurred on January 1, 1998: (a) the acquisition of 13 office properties, and one parking facility, acquired during the six months ended June 30, 1998; (b) the acquisition of 10 office properties, acquired between July 1, 1998 and July 29, 1998; (c) the purchase of the remaining partnership interests in one of the Company's unconsolidated joint ventures; (d) the probable acquisition of three office properties; (e) the purchase of a mortgage receivable for $245.0 million; (f) the $50.0 million investment in preferred shares of Capital Trust; (g) the February 1998 Notes Offering; (h) the Series B Preferred Shares Offering; (i) the increase in the $600 Million Credit Facility to $1.0 billion; (j) the UIT Offering; and (k) the June 1998 Notes Offering.

     The accompanying unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 66 office properties, including 20 office properties acquired by Beacon prior to the Beacon Merger, and seven parking facilities, including an interest in four parking facilities, acquired during the year ended December 31, 1997; (b) the disposition of three office properties; (c) the $180 million private debt offering (the "$180 Million Notes Offering") which occurred on September 3, 1997; (d) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "IPO"), which closed on July 11, 1997, and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; (e) the net change in interest expense from draws on the $1.5 Billion Credit Facility used to refinance existing mortgage debt; (f) the Beacon Merger; (g) the acquisition of 23 office properties and one parking facility acquired between January 1, 1998 and July 29, 1998; (h) the purchase of the remaining partnership interest in one of the Company's unconsolidated joint ventures; (i) the probable acquisition of three office properties; (j) the purchase of a mortgage receivable for $245.0 million; (k) the $50.0 million investment in preferred shares of Capital Trust; (l) the February 1998 Notes Offering; (m) the Series B Preferred Shares Offering; (n) the increase in the $600 Million Credit Facility to $1.0 billion; (o) the UIT Offering; and (p) the June 1998 Notes Offering.

     The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements as of and for the six months ended June 30, 1998 and the year ended December 31, 1997, included elsewhere herein.

                       EOP OPERATING LIMITED PARTNERSHIP

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                              EOP
                                                   EOP       1998 ACQUIRED                 OPERATING
                                                OPERATING     PROPERTIES      CAPITAL       LIMITED
                                                 LIMITED     AND PROBABLY      TRUST      PARTNERSHIP
                                               PARTNERSHIP   ACQUISITIONS    INVESTMENT    PRO FORMA
                                               -----------   -------------   ----------   -----------
                                                                  (A)           (B)
                                                                   (IN THOUSANDS)
ASSETS
  Investment in real estate, net.............  $12,217,747     $341,377       $    --     $12,559,124
  Cash and cash equivalents..................       52,751      (40,000)           --          12,751
  Rents and other receivables................       84,258           --            --          84,258
  Escrow deposits and restricted cash........       31,713           --            --          31,713
  Investments in unconsolidated joint
     ventures and mortgage receivables.......      350,022      245,000            --         595,022
  Other assets...............................      138,643           --        50,000         188,643
                                               -----------     --------       -------     -----------
       Total Assets..........................  $12,875,134     $546,377       $50,000     $13,471,511
                                               ===========     ========       =======     ===========
LIABILITIES AND PARTNERS' CAPITAL
  Mortgage debt..............................  $ 2,112,024     $     --       $    --     $ 2,112,024(C)
  Unsecured notes............................    2,459,481           --            --       2,459,481(C)
  Lines of credit............................      367,944      542,003        50,000         959,947(C)
  Distribution payable.......................       92,951           --            --          92,951
  Other liabilities..........................      348,142           --            --         348,142
                                               -----------     --------       -------     -----------
       Total Liabilities.....................    5,380,542      542,003        50,000       5,972,545
  Minority interests:
     Partially owned properties..............       29,695           --            --          29,695
  Preferred Units............................      500,000           --            --         500,000
  General Partners' Capital..................      115,704           --            --         115,704
  Limited Partners' Capital..................    6,849,193        4,374            --       6,853,567
                                               -----------     --------       -------     -----------
       Total Liabilities and Partners'
          Capital............................  $12,875,134     $546,377       $50,000     $13,471,511
                                               ===========     ========       =======     ===========

                       EOP OPERATING LIMITED PARTNERSHIP

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                 EOP OPERATING   1998 ACQUIRED
                                    LIMITED      PROPERTIES AND    FEBRUARY    SERIES B               JUNE 1998
                                  PARTNERSHIP       PROBABLE      1998 NOTES   PREFERRED     UIT        NOTES
                                  HISTORICAL      ACQUISITIONS     OFFERING    OFFERING    OFFERING   OFFERING
                                 -------------   --------------   ----------   ---------   --------   ---------
                                      (D)             (Q)
                                                                 (IN THOUSANDS)
Revenues:
 Rental........................    $597,901         $ 57,977        $  --       $    --     $  --      $    --
 Tenant reimbursements.........     108,743            6,668           --            --        --           --
 Parking.......................      44,607            3,198           --            --        --           --
 Other.........................      13,640              906           --            --        --           --
 Fees from noncombined
   affiliates..................       2,664               --           --            --        --           --
 Interest/dividends............       6,209               --           --            --        --           --
                                   --------         --------        -----       -------     -----      -------
   Total revenues..............     773,764           68,749           --            --        --           --
                                   --------         --------        -----       -------     -----      -------
Expenses:
 Property operating............     276,907           24,856           --            --        --           --
 Interest......................     150,030           42,110          508(R)     (2,774)(S)   (760)(U)    1,966(V)
 Depreciation..................     133,430           14,710           --            --        --           --
 Amortization..................       2,747               --           --            --        --           --
 General and administrative....      28,440               --           --            --        --           --
                                   --------         --------        -----       -------     -----      -------
                                    591,554           81,676          508        (2,774)     (760)       1,966
                                   --------         --------        -----       -------     -----      -------
Income before allocation to
 minority interests, income
 from investment in
 unconsolidated joint ventures
 and mortgage receivables......     182,210          (12,927)        (508)        2,774       760       (1,966)
Minority interests:
   Partially owned
     properties................      (1,036)              --           --            --        --           --
Income from investment in
 unconsolidated joint ventures
 and mortgage receivables......       5,026            1,263           --            --        --           --
                                   --------         --------        -----       -------     -----      -------
Net income from continuing
 operations....................     186,200          (11,664)        (508)        2,774       760       (1,966)
                                   --------         --------        -----       -------     -----      -------
Preferred dividends............     (14,703)              --           --        (2,188)(T)     --          --
                                   --------         --------        -----       -------     -----      -------
Net income available for
 Units.........................    $171,497         $(11,664)       $(508)      $   586     $ 760      $(1,966)
                                   ========         ========        =====       =======     =====      =======
Net income available per
 weighted average Unit
 outstanding
 (Basic).......................
Weighted Average Units
 Outstanding (Basic)...........
Net income available per
 weighted average Unit
 outstanding (Diluted).........
Weighted Average Units
 Outstanding (Diluted).........

                                              EOP OPERATING
                                  CAPITAL        LIMITED
                                   TRUST       PARTNERSHIP
                                 INVESTMENT     PRO FORMA
                                 ----------   -------------
                                    (W)
                                       (IN THOUSANDS)
Revenues:
 Rental........................    $   --       $655,878
 Tenant reimbursements.........        --        115,411
 Parking.......................        --         47,805
 Other.........................        --         14,546
 Fees from noncombined
   affiliates..................        --          2,664
 Interest/dividends............     2,063          8,272
                                   ------       --------
   Total revenues..............     2,063        844,576
                                   ------       --------
Expenses:
 Property operating............        --        301,763
 Interest......................     1,625        192,705
 Depreciation..................        --        148,140
 Amortization..................        --          2,747
 General and administrative....        --         28,440
                                   ------       --------
                                    1,625        673,795
                                   ------       --------
Income before allocation to
 minority interests, income
 from investment in
 unconsolidated joint ventures
 and mortgage receivables......       438        170,781
Minority interests:
   Partially owned
     properties................        --         (1,036)
Income from investment in
 unconsolidated joint ventures
 and mortgage receivables......        --          6,289
                                   ------       --------
Net income from continuing
 operations....................       438        176,034
                                   ------       --------
Preferred dividends............        --        (16,891)
                                   ------       --------
Net income available for
 Units.........................    $  438       $159,143
                                   ======       ========
Net income available per
 weighted average Unit
 outstanding
 (Basic).......................                 $   0.57
                                                ========
Weighted Average Units
 Outstanding (Basic)...........                  281,261
                                                ========
Net income available per
 weighted average Unit
 outstanding (Diluted).........                 $   0.56
                                                ========
Weighted Average Units
 Outstanding (Diluted).........                  282,381
                                                ========

                       EOP OPERATING LIMITED PARTNERSHIP

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                     EOP
                                  OPERATING                                                              BEACON       BEACON
                                   LIMITED        1997                                 CONSOLIDATION   PROPERTIES   MERGER AND
                                 PARTNERSHIP    ACQUIRED                   FINANCING      AND IPO         L.P.      HISTORICAL
                                 HISTORICAL    PROPERTIES   DISPOSITIONS   ACTIVITY     ADJUSTMENTS    HISTORICAL   ADJUSTMENTS
                                 -----------   ----------   ------------   ---------   -------------   ----------   -----------
                                     (D)          (E)           (F)                                       (L)
                                                                         (IN THOUSANDS)
Revenues:
  Rental.......................   $570,379      $245,032      $(5,645)     $     --      $  8,983(H)    $299,196      $5,834(M)
  Tenant reimbursements........    106,437        54,560          (62)           --            --         39,856          --
  Parking......................     47,051        17,229         (573)           --            --             --          --
  Other........................      9,863         4,307         (431)           --            --         11,907          --
  Fees from noncombined
    affiliates.................      4,950            --           --            --            --          3,090          --
  Interest/dividends...........     13,392            69           --            --            --         10,067          --
                                  --------      --------      -------      --------      --------       --------      ------
      Total revenues...........    752,072       321,197       (6,711)           --         8,983        364,116       5,834
                                  --------      --------      -------      --------      --------       --------      ------
Expenses:
  Property operating...........    282,964       124,069       (2,710)           --            --        107,905          --
  Interest.....................    164,105        94,782          (36)       16,606(G)    (27,042)(I)     52,344         943(N)
  Depreciation.................    122,074        56,550       (2,071)           --         2,737(J)      65,034       5,374(O)
  Amortization.................      7,357            --          (54)           --            --          4,209          --
  General and administrative...     34,891         2,185         (283)           --         1,800(K)      37,455          --(P)
                                  --------      --------      -------      --------      --------       --------      ------
                                   611,391       277,586       (5,154)       16,606       (22,505)       266,947       6,317
                                  --------      --------      -------      --------      --------       --------      ------
Income before allocation to
  minority interests, income
  from investment in
  unconsolidated joint ventures
  and mortgage receivables.....    140,681        43,611       (1,557)      (16,606)       31,488         97,169        (483)
Minority interests:
  Partially owned properties...     (1,701)           --           --            --            --             --          --
Income from investment in
  unconsolidated joint ventures
  and mortgage receivables.....      5,155         1,581           --            --            --          6,087          --
                                  --------      --------      -------      --------      --------       --------      ------
Net income from continuing
  operations...................    144,135        45,192       (1,557)      (16,606)       31,488        103,256        (483)
                                  --------      --------      -------      --------      --------       --------      ------
Preferred dividends............       (649)       (7,962)          --            --            --         (9,349)         --
                                  --------      --------      -------      --------      --------       --------      ------
Net income available for
  Units........................   $143,486      $ 37,230      $(1,557)     $(16,606)     $ 31,488       $ 93,907      $ (483)
                                  ========      ========      =======      ========      ========       ========      ======
Net income available per
  weighted average Unit
  outstanding (Basic)..........
Weighted Average Units
  Outstanding (Basic)..........
Net income available per
  weighted average Unit
  outstanding (Diluted)........
Weighted Average Units
  Outstanding (Diluted)........

                       EOP OPERATING LIMITED PARTNERSHIP

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                           1998 ACQUIRED
                           PROPERTIES AND    FEBRUARY       SERIES B                         JUNE
                              PROBABLE      1998 NOTES      PREFERRED        UIT          1998 NOTES
                            ACQUISITIONS     OFFERING       OFFERING       OFFERING        OFFERING
                           --------------   ----------      ---------      --------       ----------
                                (Q)
                                                        (IN THOUSANDS)
Revenues:
  Rental.................     $142,892       $    --        $     --       $    --          $  --
  Tenant
    reimbursements.......       20,564            --              --            --             --
  Parking................        7,449            --              --            --             --
  Other..................        2,662            --              --            --             --
  Fees from noncombined
    affiliates...........           --            --              --            --             --
  Interest/dividends.....           --            --              --            --             --
                              --------       -------        --------       -------          -----
        Total revenues...      173,567            --              --            --             --
                              --------       -------        --------       -------          -----
Expenses:
  Property operating.....       66,901            --              --            --             --
  Interest...............      100,427         3,735(R)      (19,976)(S)    (3,040)(U)        479(V)
  Depreciation...........       33,876            --              --            --             --
  Amortization...........           --            --              --            --             --
  General and
    administrative.......           --            --              --            --             --
                              --------       -------        --------       -------          -----
                               201,204         3,735         (19,976)       (3,040)           479
                              --------       -------        --------       -------          -----
Income before allocation
  to minority interests,
  income from investment
  in unconsolidated joint
  ventures and mortgage
  receivables............      (27,637)       (3,735)         19,976         3,040           (479)
Minority interests:
  Partially owned
    properties...........           --            --              --            --             --
Income from investment in
  unconsolidated joint
  ventures and mortgage
  receivables............          573            --              --            --             --
                              --------       -------        --------       -------          -----
Net income from
  continuing
  operations.............      (27,064)       (3,735)         19,976         3,040           (479)
                              --------       -------        --------       -------          -----
Preferred dividends......           --            --         (15,750)(T)        --
                              --------       -------        --------       -------          -----
Net income available for
  Units..................     $(27,064)      $(3,735)       $  4,226       $ 3,040          $(479)
                              ========       =======        ========       =======          =====
Net income available per
  weighted average Unit
  outstanding (Basic)....
Weighted Average Units
  Outstanding (Basic)....
Net income available per
  weighted average Unit
  outstanding
  (Diluted)..............
Weighted Average Units
  Outstanding
  (Diluted)..............

                                           EOP OPERATING
                                              LIMITED
                           CAPITAL TRUST    PARTNERSHIP
                            INVESTMENT       PRO FORMA
                           -------------   -------------
                                (W)
                                  (IN THOUSANDS)
Revenues:
  Rental.................     $   --        $1,266,671
  Tenant
    reimbursements.......         --           221,355
  Parking................         --            71,156
  Other..................         --            28,308
  Fees from noncombined
    affiliates...........         --             8,040
  Interest/dividends.....      4,125            27,653
                              ------        ----------
        Total revenues...      4,125         1,623,183
                              ------        ----------
Expenses:
  Property operating.....         --           579,129
  Interest...............      3,450           386,777
  Depreciation...........         --           283,574
  Amortization...........         --            11,512
  General and
    administrative.......         --            76,048
                              ------        ----------
                               3,450         1,377,040
                              ------        ----------
Income before allocation
  to minority interests,
  income from investment
  in unconsolidated joint
  ventures and mortgage
  receivables............        675           286,143
Minority interests:
  Partially owned
    properties...........         --            (1,701)
Income from investment in
  unconsolidated joint
  ventures and mortgage
  receivables............         --            13,396
                              ------        ----------
Net income from
  continuing
  operations.............        675           297,838
                              ------        ----------
Preferred dividends......                      (33,710)
                              ------        ----------
Net income available for
  Units..................     $  675        $  264,128
                              ======        ==========
Net income available per
  weighted average Unit
  outstanding (Basic)....                   $     0.94
                                            ==========
Weighted Average Units
  Outstanding (Basic)....                      280,498
                                            ==========
Net income available per
  weighted average Unit
  outstanding
  (Diluted)..............                   $     0.94
                                            ==========
Weighted Average Units
  Outstanding
  (Diluted)..............                      282,275
                                            ==========

                       EOP OPERATING LIMITED PARTNERSHIP

                             NOTES TO THE PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

A. To reflect the following acquisitions during the period from July 1, 1998 to July 29, 1998 and the Probable Acquisitions:

                                                                 PURCHASE      CASH      LIABILITIES      VALUE OF
                   PROPERTY                     DATE ACQUIRED     PRICE        PAID        ISSUED       UNITS ISSUED
                   --------                     -------------    --------      ----      -----------    ------------
Northland Plaza...............................  July 2, 1998       47,000      47,000           --             --
Miller Global Portfolio.......................  July 15, 1998     125,003      73,938       51,065             --
Second and Spring.............................  July 29, 1998      19,374      15,000           --          4,374
Colonnade I, II and III.......................  (1)               150,000     150,000           --             --
                                                                 --------    --------      -------         ------
  Total investment in real estate.............                    341,377     285,938       51,065          4,374
Park Avenue Tower.............................  July 15, 1998     245,000     245,000           --             --
                                                                 --------    --------      -------         ------
  Total investment in unconsolidated joint
    ventures and mortgage receivables.........                    245,000     245,000           --             --
                                                                 --------    --------      -------         ------
  Total.......................................                   $586,377    $530,938      $51,065         $4,374
                                                                 ========    ========      =======         ======

-------------------------
(1) Probable Acquisition

B. On July 29, 1998, the Company completed the purchase of 50,000 shares of Capital Trust 8.25% Step Up Convertible Preferred Securities, for $50 million, in a private placement.

C. Scheduled payments of principal on total indebtedness for each of the next five years and thereafter, on a pro forma basis, are as follows:

1998........................................................  $  213,886
1999........................................................      52,908
2000........................................................     158,451
2001........................................................   1,303,936
2002........................................................     319,583
Thereafter..................................................   3,476,519
                                                              ----------
     Subtotal...............................................   5,525,283
Net premium (net of accumulated amortization of $2.1
  million)..................................................       6,169
                                                              ----------
     Total..................................................  $5,531,452
                                                              ==========

D. Represents the consolidated historical statement of operations of the Company for the six months ended June 30, 1998 for the Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 and the combined historical statements of operations of the Company for the period from July 11, 1997 to December 31, 1997 and Equity Office Predecessors for the period from January 1, 1997 to July 10, 1997, for the Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997.

                       EOP OPERATING LIMITED PARTNERSHIP

                             NOTES TO THE PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

E. To reflect the operations and the depreciation expense for properties acquired in 1997 for the period from January 1, 1997 through the date of acquisition. Interest expense was also adjusted, where applicable, to a full year, for the year ended December 31, 1997.

                                                                            NOTE
                     PROPERTY                         DATE ACQUIRED       REFERENCE
                     --------                         -------------       ---------
177 Broad Street..................................  January 29, 1997
Biltmore Apartments...............................  January 29, 1997
Preston Commons...................................  March 21, 1997
Oakbrook Terrace Tower............................  April 16, 1997
50% Interest in Civic Parking, L.L.C..............  April 16, 1997
One Maritime Plaza................................  April 21, 1997           (1)
10880 Wilshire Boulevard..........................  April 23, 1997           (1)
Smith Barney Tower................................  April 29, 1997
201 Mission Street................................  April 30, 1997
Centerpointe I and II.............................  April 30, 1997           (1)
Westbrook Corporate Center........................  May 23, 1997             (1)
225 Franklin Street...............................  June 4, 1997             (1)
30 N. LaSalle.....................................  June 13, 1997
Sunnyvale Business Center.........................  July 1, 1997             (1)
Adams -- Wabash Parking Facility..................  August 11, 1997
Columbus America Properties.......................  September 3, 1997
Civic Opera Building..............................  October 1, 1997          (1)
Prudential Properties.............................  October 1, 1997
550 South Hope Street.............................  October 6, 1997
10 & 30 South Wacker Drive........................  October 7, 1997
Acorn Properties..................................  October 7, 1997
200 West Adams....................................  October 8, 1997          (1)
One Lafayette Centre..............................  October 17, 1997
Lakeside Office Park..............................  October 20, 1997         (1)
Acorn Properties..................................  November 21, 1997
PPM Properties....................................  November 24, 1997
LaSalle Office Plaza..............................  November 25, 1997
Stanwix Parking Facility..........................  November 25, 1997
101 North Wacker..................................  December 11, 1997        (1)
Wright Runstad Properties.........................  December 17, 1997
Wright Runstad Associates Limited Partnership.....  December 17, 1997

-------------------------
(1) Represents properties acquired during 1997 by Beacon prior to the Beacon Merger.

    The depreciation adjustment of $56.6 million in the "1997 Acquired Properties" column in the statement of operations for the year ended December 31, 1997, is based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

F. To eliminate the operations of Barton Oaks Plaza II, Westlakes Office Park and 8383 Wilshire for the year ended December 31, 1997. Barton Oaks Plaza II was sold in January 1997 and Westlakes Office Park and 8383 Wilshire were sold in May 1997.

                       EOP OPERATING LIMITED PARTNERSHIP

                             NOTES TO THE PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

G. To reflect the additional interest expense on debt obtained in the year ended December 31, 1997 on properties acquired before 1997 and to reflect the $180 Million Notes Offering which occurred on September 3, 1997, and the resulting paydown of the revolving credit facility, and to reflect the $235.3 million of mortgage indebtedness repaid from draws on the $1.5 Billion Credit Facility and the repayment of the revolving credit facility balance. The adjustment also eliminates amortization expense recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 Billion Credit Facility and reflects amortization related to the fees associated with the $1.5 Billion Credit Facility for the year ended December 31, 1997, as follows:

Additional interest from debt obtained during 1997 on
  properties acquired before 1997...........................    $  1,042
Additional interest on $180 Million Notes Offering..........       9,218
Additional interest on $1.5 Billion Credit Facility.........      24,126
Decrease in interest from repayment of mortgage
  indebtedness..............................................     (13,263)
Decrease in interest from repayment of the revolving credit
  facility..................................................      (8,052)
Amortization of fees associated with the $1.5 Billion Credit
  Facility..................................................       5,018
Eliminate amortization expense recorded on mark to market
  adjustment on debt repaid with the $1.5 Billion Credit
  Facility..................................................      (1,483)
                                                                --------
       Total................................................    $ 16,606
                                                                ========

H. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Consolidation and the IPO closed on January 1, 1997.

I. To reflect the net decrease in interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with the net proceeds of the IPO and cash held by Equity Office Predecessors. In addition, to eliminate the $5.9 million of amortization historically recognized as a result of the write-off of deferred loan costs, net of the $4.1 million amortization of the discount required to record the mortgage debt at fair value recorded in connection with the Consolidation and the IPO.

J. To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the year ended December 31, 1997, on a straight-line basis, as follows:

Historical investment in real estate before accumulated
  depreciation at time of IPO...............................  $5,022,946
Less: Portion allocated to land estimated to be 10%.........    (502,295)
                                                              ----------
Depreciable basis...........................................  $4,520,651
                                                              ==========
Depreciation expense based on an estimated useful life of 40 years.....................................................  $  113,016
Less: Historical depreciation expense related to properties
  contributed at the Consolidation and IPO..................    (106,888)
Less: Pro forma depreciation expense on properties acquired
  in 1997 prior to the Consolidation and the IPO............      (3,391)
                                                              ----------
Depreciation expense adjustment.............................  $    2,737
                                                              ==========

                       EOP OPERATING LIMITED PARTNERSHIP

                             NOTES TO THE PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

K. To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public entity as follows:

Trustees' and officers' insurance...........................  $  375
Printing and mailing........................................     375
Trustees' fees..............................................     225
Investor relations..........................................     225
Other.......................................................     600
                                                              ------
       Total................................................  $1,800
                                                              ======

L. Represents Beacon's historical statement of operations prior to the Beacon Merger for the period from January 1, 1997 to December 18, 1997.

M. To reflect the adjustment for the straight-line effect of scheduled rent increases, assuming the Beacon Merger closed on January 1, 1997.

N. To reflect amortization of mark-to-market adjustment of Beacon's mortgage debt.

O. To reflect the depreciation expense related to the adjustment to record the net equity value of the investment in real estate and investment in joint ventures on a straight-line basis for the year ended December 31, 1997 associated with the Beacon Merger, as follows:

Investment in real estate for Beacon Properties.............  $4,204,502
Less: Portion allocated to land.............................    (515,022)
                                                              ----------
Pro Forma depreciable basis of Beacon's investment in real
  estate, net...............................................  $3,689,480
                                                              ==========
Depreciation expense based on an estimated useful life of 40
  years.....................................................  $   92,237
Less: Historical expense related to the Beacon Properties,
  including the period from December 19, 1997 to December
  31, 1997 after the Beacon Merger..........................     (73,393)
Less: Pro Forma depreciation expense on Beacon's 1997
  acquired properties.......................................     (13,470)
                                                              ----------
Adjustment to depreciation expense..........................  $    5,374
                                                              ==========

P. Management has estimated that there will be a reduction of general and administrative expenses as a result of the Beacon Merger, as follows. The general and administrative expenses savings have not been included in the pro forma condensed combined statement of operations. There can be no assurance that the Company will be successful in realizing such anticipated cost savings.

Salaries and benefits.......................................  $16,500
Rent........................................................    1,200
Office and computer expenses................................    1,600
Investor relations..........................................    1,600
Other.......................................................    1,100
                                                              -------
       Total................................................  $22,000
                                                              =======

Q. To reflect the operations and the depreciation expense for the following properties acquired in 1998 for (a) the pro forma condensed combined statement of operations for the six months ended June 30, 1998; for the period from January 1, 1998 through the earlier of the date of acquisition or June 30, 1998, as applicable, and (b) the pro forma condensed combined statement of operations for the year ended

                       EOP OPERATING LIMITED PARTNERSHIP

                             NOTES TO THE PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

      December 31, 1997, for the period from January 1, 1997 to December 31, 1997. Interest expense was also adjusted, where applicable, to reflect six months and a full year, for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

PROPERTY                                                      DATE ACQUIRED
---------------------------------------------------------  --------------------
BP Tower Garage..........................................  January 29, 1998
100 Summer Street........................................  March 18, 1998
The Tower at New England Executive Park..................  March 31, 1998
Denver Post Tower........................................  April 21, 1998
301 Howard and 215 Fremont...............................  April 29, 1998
Miller Global Portfolio..................................  (1)
Millennium Plaza.........................................  May 19, 1998
Polk & Taylor(2).........................................  May 22, 1998
Walker Building..........................................  June 1, 1998
Columbia Seafirst Center.................................  June 26, 1998
Northland Plaza..........................................  July 2, 1998
Park Avenue Tower(2).....................................  July 15, 1998
Second and Spring........................................  July 29, 1998
Colonnade I and II.......................................  Probable Acquisition

-------------------------
     (1) The Company acquired four properties on April 30, 1998 and one property on May 15, 1998 and the remaining eight properties on July 15, 1998.

         The depreciation adjustment of $14,710 million for the six months ended June 30, 1998 and $33,876 million for the year ended December 31, 1997 is based on the cost to acquire the properties described above assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

     (2) Income from investment in unconsolidated joint ventures and mortgage receivables has been adjusted for (i) the acquisition of the remaining 90% interest in Polk & Taylor; and (ii) the acquisition of a mortgage receivable on Park Avenue Tower.

R. To reflect the net increase in interest expense in connection with the February 1998 Notes Offering and the paydown of the revolving credit facility and the $1.5 Billion Credit Facility with the net proceeds of the February 1998 Notes Offering and to reflect amortization of the financing costs incurred in connection with the February 1998 Notes Offering.

S. To reflect the decrease in interest expense in connection with the paydown of the Credit Facilities with the net proceeds of the Series B Preferred Offering.

T. To reflect preferred distributions in connection with the Series B Preferred Offering of 5.25% per annum.

U. To reflect the decrease in interest in connection with the paydown of the Credit Facilities with the net proceeds of the UIT Offering.

V. To reflect the net increase in interest expense in connection with the June 1998 Notes Offering and the paydown of the revolving credit facility with the net proceeds of the June 1998 Notes Offering and to reflect amortization of the financing cost incurred in connection with the June 1998 Notes Offering.

W. To reflect income from our investment in Capital Trust and interest expense on the line of credit (see Note B).